--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 3, 1998


To Our Shareholders:


     We are pleased to submit to you our annual report for Cohen & Steers Total Return Realty Fund, Inc. for the year ended December 31, 1997. The net asset value per share on that date was $17.51. During the fourth quarter, three $0.08 per share monthly dividends were declared and paid. In addition, a capital gains distribution of $1.88 per share was declared for shareholders of record on December 31, 1997 and paid on January 14, 1998.


1997 REVIEW


     The year 1997 proved to be very rewarding for nearly every participant in the real estate securities industry. REIT share prices once again exhibited stability amid turbulent financial market conditions, demonstrating their low correlation to other asset classes. Yet, they still provided investment returns which were well above their historic norm. For the quarter and the year ended December 31, 1997, the Fund's total return based on income, realized capital gains and change in net asset value was 2.0% and 20.6%, respectively.



     During the year, Wall Street underwrote nearly $30 billion of REIT equity securities, more than double the previous record amount raised in 1993. Due to the combination of equity issuance and price appreciation, the market capitalization of equity REITs grew by over 60% to $145 billion. The mutual fund industry enjoyed record inflows into real estate funds, which are now one of the most popular new asset classes.



     REITs acquired an unprecedented $50 billion in property in 1997, becoming the single most important source of capital for the real estate industry. They grew in number for the first time since 1994, the result of IPO activity which included some of the financial market's largest initial offerings of the year. REITs also participated in a record amount of merger and acquisition activity, including some of the largest, most visible and controversial of 1997. Whereas several years ago no REIT had a stock market capitalization of more than $1 billion, by year-end there were 50.



     REITs enjoyed solid earnings growth, averaging approximately 11% per share, with dividends increasing at a slower, but still respectable, 6% pace. For the second year in a row the best performing sectors of the REIT industry were owners of hotel and office properties, both of which benefited from supply shortages resulting from the continued strength of the U.S. economy. It is in these two sectors that some of the year's biggest and highest profile and corporate transactions occurred.


     We believe that there were essentially two developments in 1997 that were responsible for this record-setting activity, and which have permanently reshaped the industry: extraordinary financial market conditions, particularly related to interest rates, and the emergence of new management strategies by the leading companies.

     We have never been proponents of the notion, and are not now, that REITs are interest-sensitive securities. Statistics and our own observations have proven that there is, in fact, a very low correlation between REIT returns and interest rates. However, in 1997 we believe that the low interest rate environment influenced the REIT industry in a number of important ways. Because the industry is highly capital intensive, lower interest rates reduced the

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                                       1

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

cost of capital to a level which made property acquisitions extremely advantageous for those companies that could efficiently access the debt markets. These acquisitions produced higher rates of earnings growth which, in turn, improved returns on equity and positively impacted share prices. The ability of these REITs to sell additional equity allowed them to expand their borrowing capacity and grow even further. While at some point this virtuous cycle must come to an end, we believe that as long as the interest rate environment remains benign and the availability of acquisitions remains plentiful, REITs should continue to enjoy unprecedented growth through this means.



     The superior current returns available throughout the spectrum of REIT securities, from common stocks to debt instruments, have attracted a much expanded investor constituency. In addition, the greater market capitalization and size of individual issues have made REITs an important target of capital providers from the very smallest to the very largest investors. Importantly, the terms of debt financing, often at maturities greater than 10 years and at fixed rates, closely matches the investment horizon of the acquired assets. In the case of some instruments such as perpetual preferred stocks, this debt-like security has no maturity and thereby represents the closest thing to permanent financing the real estate industry can attain. Further, the requirement that companies maintain strong financial ratios to maintain favorable credit ratings imposes fiscal discipline unlike anything the industry has ever known. This situation, which has not existed in nearly 30 years, has served to strengthen equity values across the entire industry.



     The result of these developments in the financial market environment is that the REIT industry has achieved critical mass much sooner than expected. Having achieved this milestone, the industry's access to capital continues to widen, thereby ensuring the stature of REITs as the dominant participants in the real estate industry for a long time to come.



     The second major development of 1997 was the emergence of new operating strategies that heretofore were never contemplated by participants in the REIT industry. Historically, REITs operated primarily as passive owners of property, often confined by the tax rules that govern the industry, but more often confined by conservative management styles and narrow vision. This began to change in the early 1990s when some older REITs took advantage of extraordinary property acquisition opportunities and newer REITs came public with more entrepreneurial management teams. With ready access to both capital and investment opportunities, REITs have begun to aggressively pursue a vastly wider range of assets and businesses. For example, the handful of so-called 'paired-share' REITs (two companies whose shares trade together, one a REIT which owns property, the other a tax-paying company which can actively operate businesses) have led the way towards revolutionizing the entire structure and leadership of the hotel industry.



     Other REITs, however, have established subsidiary companies or related entities to allow management to operate businesses outside of the mainstream of the sponsoring company. In some cases, the operation of these businesses is not permissible under REIT regulations and must be conducted in a taxable corporation. In other cases, some REITs have begun to separate or spin off assets or business lines which possess various different risk/return characteristics or represent property types that are best suited to be held in a distinctly different entity or structure.


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                                       2

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


     There are several investment implications of this emerging trend. REITs can no longer be viewed as passive holders of property or mere financial partners. More than ever, they now are in firm control of their assets and their destinies. Further, the range of business opportunities available to REITs is vastly greater, and is limited only by the imagination of management. This new opportunity set is enabling REITs to attract a very high caliber of executives at every level of responsibility. Moreover, the pursuit of these opportunities is boosting both the current and prospective growth rates of these companies. Perhaps most importantly, this is being reflected in an expansion of share prices and P/E multiples which are providing shareholders with considerable returns evidenced by investment results in 1997.


INVESTMENT OUTLOOK


     We expect the investment environment in 1998 to continue to be quite favorable for certain sectors of the real estate and REIT market. We believe that further growth of the U.S. economy, albeit at a slower rate than in 1997, will sustain the positive trends in real estate fundamentals. We expect that inflation and interest rates will remain tame, perhaps even declining from year-end levels. This would sustain the highly accommodative financial market conditions that REITs benefited from last year. It is our expectation that, barring any unusual developments, REIT earnings will grow at an even faster rate than last year due to healthy internal growth as well as the high level of acquisition and refinancing activity in 1997 that will contribute to financial results in 1998. A consensus of Wall Street analysts is currently forecasting average earnings per share growth in the 13-15% range for the industry in 1998. Dividend growth, in our opinion, will also exceed last year's pace due to an industry-wide bottoming of pay-out ratios. In short, we see no reason why REITs should not post mid-teen returns in the coming year, in line with their long-term track record.



     We believe that the major risk in our (and the consensus) outlook is that a severe economic slowdown may occur which causes unpredictable dislocations and financial market turmoil. Whether this happens or not, an environment of slowing economic growth could precipitate some changes in leadership among the REIT sectors. The hotel sector, which is the most economically sensitive, could suffer the most. Similarly, some segments of the retail sector might suffer. We are concerned that despite the strong economy of the past several years the retail sector has experienced only average profit growth; in a slowing economy we would expect a diminishing profit growth picture.



     The three themes that we believe will produce the best results this year are: 1) Companies with the most entrepreneurial and opportunistic management, 2) Property types with long lease terms, and 3) Securities with above-average, yet safe, current yields.



     Due to the same factors that contributed to their success in 1997, the leading entrepreneurial management teams are likely to find even greater opportunities in 1998. We expect further significant portfolio acquisitions and large scale purchases of businesses on terms that will ensure a higher rate of long-term growth. We also expect that 1998 will be a year in which REITs make significant acquisitions from non-real estate companies that view a sale of properties such as office, warehouse and distribution facilities to be an efficient source of capital. Ironically,


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                                       3

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

the elevated level of stock prices and P/E ratios in general signify investor expectations of high returns on equity and increased earnings growth. As a result, many companies may find that their financial resources are better devoted to high return operational aspects of their business rather than capital intensive facilities. Consequently, we expect that both new and existing REITs will become an important source of capital to a host of American industries and companies.



     The long-term nature of real estate leases and the income generated in such transactions will be viewed very favorably by investors, in our opinion. In a slowing economy, longer-term leases provide greater stability than leases that can be canceled or are up for regular renewal. It is for this reason that we continue to view the office sector very favorably. In addition to the long-term nature of office leases, there continues to be greater absorption of space than construction of new supply, and there is still room for rental rates to increase in most major markets. We believe that even if the prominent office building owners slowed their pace of property acquisitions, they would still enjoy healthy earnings growth for the next several years.


     Finally, we believe that what some have described as a 'shortage of yield' will favor REITs in 1998. With government deficits nearly absent and the unprecedented high level of liquidity in corporate America, investors have begun looking for investments that can provide current returns that are higher than the risk-free rate. As was the case in 1997, REITs remain among the highest yielding common stocks, and other securities issued by REITs offer yields that are superior to comparable securities issued by non-real estate companies.


     In our view, the greatest accomplishment of REITs in the last several years as well as the past 20 years is that they have produced consistently outstanding returns while providing significant portfolio diversification. When one examines the investment track records of most other asset classes that have been perceived to be strong diversifiers, such as precious metals, commodities, foreign stocks (and direct real estate, for that matter), they have largely failed to deliver any significant investment benefits other than for some very brief periods. We therefore believe that because of their investment characteristics, combined with the current cyclical and financial market conditions, REITs can once again provide satisfactory investment results in 1998.



Sincerely,



                        MARTIN COHEN                       ROBERT H. STEERS


                        MARTIN COHEN                       ROBERT H. STEERS

                        President                          Chairman


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                                      4

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                                               NUMBER OF           VALUE
                                                                                 SHARES           (NOTE 1)
                                                                               ----------       ------------
EQUITIES                                                          106.86%
      APARTMENT/RESIDENTIAL                                        18.21%
            Associated Estates Realty Corp. .............................         139,700       $  3,309,144
            Avalon Properties............................................          89,200          2,759,625
            Charles E. Smith Residential Realty..........................         139,100          4,938,050
            Colonial Properties Trust....................................         123,500          3,720,437
            Oasis Residential, $2.25, Series A (Convertible Preferred)...         210,200          5,386,375
            Summit Properties............................................         164,700          3,479,288
                                                                                                ------------
                                                                                                  23,592,919
                                                                                                ------------
      DIVERSIFIED                                                   7.79%
            CCA Prison Realty Trust......................................          86,700          3,868,987
            Pacific Gulf Properties......................................         262,200          6,227,250
                                                                                                ------------
                                                                                                  10,096,237
                                                                                                ------------
      HEALTH CARE                                                  15.55%
            American Health Properties...................................         154,900          4,269,431
            Health Care REIT.............................................         140,700          3,957,188
            Healthcare Realty Trust......................................          28,200            816,037
            Meditrust Corp...............................................         122,600          4,490,225
            Nationwide Health Properties.................................         120,700          3,077,850
            Omega Healthcare Investors...................................          91,500          3,534,188
                                                                                                ------------
                                                                                                  20,144,919
                                                                                                ------------
      HOTEL                                                         3.59%
            Innkeepers USA Trust.........................................         141,900          2,199,450
            Sunstone Hotel Investors.....................................         141,900          2,447,775
                                                                                                ------------
                                                                                                   4,647,225
                                                                                                ------------
      INDUSTRIAL                                                    4.70%
            EastGroup Properties.........................................         138,700          2,999,387
            First Industrial Realty Trust................................          85,600          3,092,300
                                                                                                ------------
                                                                                                   6,091,687
                                                                                                ------------



                See accompanying notes to financial statements.


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                                       5

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                               NUMBER OF           VALUE
                                                                                 SHARES           (NOTE 1)
                                                                               ----------       ------------
      OFFICE                                                        7.03%
            Brandywine Realty Trust......................................         100,000       $  2,512,500
            CarrAmerica Realty Corp. ....................................          27,400            868,238
            Mack-Cali Realty Corp. ......................................          83,400          3,419,400
            SL Green Realty Corp. .......................................          32,000            830,000
            Tower Realty Trust...........................................          60,100          1,479,962
                                                                                                ------------
                                                                                                   9,110,100
                                                                                                ------------

      OFFICE/INDUSTRIAL                                            4.14%
            Reckson Associates Realty Corp..............................           83,000          2,106,125
            TriNet Corporate Realty Trust...............................           84,100          3,253,619
                                                                                                ------------
                                                                                                   5,359,744
                                                                                                ------------
      SELF STORAGE                                                 1.05%
            Sovran Self Storage.........................................           41,700          1,352,644
                                                                                                ------------
      SHOPPING CENTER                                             44.80%
         COMMUNITY CENTER:                                        25.68%
            Alexander Haagen Properties.................................          212,200          3,700,237
            Bradley Real Estate.........................................          125,200          2,629,200
            Burnham Pacific Properties..................................          201,000          3,077,813
            Glimcher Realty Trust.......................................          271,800          6,132,487
            Mid-America Realty Investments..............................          128,300          1,299,038
            Pan Pacific Retail Properties...............................           53,500          1,143,562
            Pennsylvania REIT...........................................          214,700          5,273,569
            Price REIT..................................................           67,400          2,759,187
            Regency Realty Corp.........................................           56,600          1,567,113
            Saul Centers................................................          156,600          2,848,162
            Sizeler Property Investors..................................          103,800          1,089,900
            Western Investment Real Estate Trust........................          127,200          1,749,000
                                                                                                ------------
                                                                                                  33,269,268
                                                                                                ------------
         FACTORY OUTLET CENTER:                                    5.45%
            Horizon Group...............................................          474,000          5,184,375
            Tanger Factory Outlet Centers...............................           61,600          1,882,650
                                                                                                ------------
                                                                                                   7,067,025
                                                                                                ------------



                See accompanying notes to financial statements.


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                                       6

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                                               NUMBER OF           VALUE
                                                                                 SHARES           (NOTE 1)
                                                                               ----------       ------------
         REGIONAL MALL:                                           13.67%
            CBL & Associates Properties.................................           49,100       $  1,212,156
            Crown American Realty Trust, 11.00%, Series A (Preferred)...           87,900          4,592,775
            JP Realty...................................................           77,000          1,997,188
            Macerich Company............................................           89,300          2,545,050
            Simon DeBartolo Group.......................................           84,000          2,745,750
            The Mills Corp. ............................................           61,300          1,501,850
            Urban Shopping Centers......................................           89,200          3,110,850
                                                                                                ------------
                                                                                                  17,705,619
                                                                                                ------------
               TOTAL SHOPPING CENTER....................................                          58,041,912
                                                                                                ------------
                  TOTAL EQUITIES (Identified cost -- $111,241,801)......                         138,437,387
                                                                                                ------------

                                                                               PRINCIPAL
                                                                                 AMOUNT
                                                                               ----------
COMMERCIAL PAPER                                                   3.43%
            American Express Credit Corp., 6.45%, 1/02/98
               (Identified cost -- $4,445,060)..........................       $4,445,000          4,445,000
                                                                                                ------------
TOTAL INVESTMENTS (Identified cost -- $115,686,861)............. 110.29%                         142,882,387
LIABILITIES IN EXCESS OF OTHER ASSETS........................... (10.29%)                        (13,330,226)
                                                                 -------                        ------------
            NET ASSETS (Equivalent to $17.51 per share based on
               7,399,100 shares of capital stock outstanding)... 100.00%                        $129,552,161
                                                                 -------                        ------------
                                                                 -------                        ------------



                See accompanying notes to financial statements.


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                                       7


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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997


ASSETS:
      Investments in securities, at value (Identified cost -- $115,686,861) (Note 1)...............  $142,882,387
      Cash.........................................................................................           885
      Dividends and interest receivable............................................................       737,125
      Receivable for investment securities sold....................................................       195,776
      Unamortized organization costs and other assets (Note 1).....................................        12,101
                                                                                                     ------------
            Total Assets...........................................................................   143,828,274
                                                                                                     ------------
LIABILITIES:
      Payable for dividends declared...............................................................    14,003,435
      Payable for investment securities purchased..................................................       102,257
      Payable to Investment Advisor (Note 2).......................................................        81,506
      Payable to Administrator (Note 2)............................................................        17,465
      Other liabilities............................................................................        71,450
                                                                                                     ------------
            Total Liabilities......................................................................    14,276,113
                                                                                                     ------------
NET ASSETS applicable to 7,399,100 shares of $0.001 par value common stock outstanding (Note 4)....  $129,552,161
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
   ($129,552,161[div]7,399,100 shares outstanding).................................................  $      17.51
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PER SHARE.............................................................................  $      17.75
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE..................................................          1.37%
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)..............................................................  $ 97,386,653
      Net unrealized appreciation on investments...................................................    27,195,526
      Undistributed net realized gain on investments sold..........................................     4,969,982
                                                                                                     ------------
                                                                                                     $129,552,161
                                                                                                     ------------
                                                                                                     ------------



                See accompanying notes to financial statements.
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                                       8

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Investment Income:
      Dividend income...............................................................................  $  9,589,606
      Interest income...............................................................................        62,624
                                                                                                      ------------
            Total Income............................................................................     9,652,230
                                                                                                      ------------
Expenses:
      Investment advisory fees (Note 2).............................................................       920,745
      Administration fees (Note 2)..................................................................       207,772
      Interest expense (Notes 1 and 7)..............................................................       203,879
      Transfer agent fees...........................................................................        62,845
      Custodian fees and expenses...................................................................        57,890
      Professional fees.............................................................................        45,615
      Directors' fees and expenses (Note 2).........................................................        31,626
      Reports to shareholders.......................................................................        28,782
      Registration fees.............................................................................        16,170
      Amortization of organization expenses (Note 1)................................................        12,804
      Insurance.....................................................................................         6,976
      Miscellaneous.................................................................................         9,631
                                                                                                      ------------
            Total Expenses..........................................................................     1,604,735
            Reduction of Expenses (Note 6)..........................................................       (61,815)
                                                                                                      ------------
            Net Expenses............................................................................     1,542,920
                                                                                                      ------------
Net Investment Income...............................................................................     8,109,310
                                                                                                      ------------
Realized and Unrealized Gain on Investments:
      Net realized gain on investments..............................................................    13,726,253
      Net change in unrealized appreciation on investments..........................................     3,923,679
                                                                                                      ------------
            Net realized and unrealized gain on investments.........................................    17,649,932
                                                                                                      ------------
Net Increase in Net Assets Resulting From Operations................................................  $ 25,759,242
                                                                                                      ------------
                                                                                                      ------------



                See accompanying notes to financial statements.
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                                       9

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                         FOR THE              FOR THE
                                                                        YEAR ENDED          YEAR ENDED
                                                                    DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                    ------------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income.................................     $  8,109,310        $   7,519,381
            Net realized gain on investments......................       13,726,253            2,177,775
            Net change in unrealized appreciation on
               investments........................................        3,923,679           23,156,592
                                                                    ------------------   -----------------
                  Net increase in net assets resulting from
                     operations...................................       25,759,242           32,853,748
                                                                    ------------------   -----------------
      Dividends and Distributions to shareholders from (Note 1):
            Net investment income.................................       (7,695,064)          (7,102,966)
            Net realized gain on investments......................      (13,318,139)            (369,955)
                                                                    ------------------   -----------------
                  Total dividends and distributions to share-
                     holders......................................      (21,013,203)          (7,472,921)
                                                                    ------------------   -----------------
                  Total increase in net assets....................        4,746,039           25,380,827
      Net Assets:
            Beginning of year.....................................      124,806,122           99,425,295
                                                                    ------------------   -----------------
            End of year...........................................     $129,552,161        $ 124,806,122
                                                                    ------------------   -----------------
                                                                    ------------------   -----------------



                See accompanying notes to financial statements.
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                                       10

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.


                                                                                                                  For the period
                                                                For the Year Ended December 31,                September 27, 1993(a)
                                                   ----------------------------------------------------------         through
PER SHARE OPERATING PERFORMANCE:                       1997           1996           1995           1994         December 31, 1993
-------------------------------------------------  -------------  -------------  -------------  -------------  ---------------------
Income from investment operations
Net asset value, beginning of period.............    $   16.87      $   13.44      $   13.26      $   13.30          $   13.96(b)
                                                   -------------  -------------       ------         ------             ------
    Net investment income........................         1.10           1.02           0.88           0.83               0.18
    Net realized and unrealized gain/(loss) on
      investments................................         2.38           3.42           0.26           0.01              (0.60)
                                                   -------------  -------------       ------         ------             ------
         Total from investment operations........         3.48           4.44           1.14           0.84              (0.42)
                                                   -------------  -------------       ------         ------             ------
Less dividends and distributions to shareholders
  from:
    Net investment income........................        (0.96)         (0.96)         (0.67)         (0.47)             (0.18)
    Distributions in excess of net investment
      income.....................................           --             --             --             --              (0.03)
    Net realized gain on investments.............        (1.88)         (0.05)            --             --                 --
    Tax return of capital........................           --             --          (0.29)         (0.41)             (0.03)
                                                   -------------  -------------       ------         ------             ------
         Total from dividends and distributions
           to shareholders.......................        (2.84)         (1.01)         (0.96)         (0.88)             (0.24)
                                                   -------------  -------------       ------         ------             ------
         Net increase/(decrease) in net asset
           value.................................         0.64           3.43           0.18          (0.04)             (0.66)
                                                   -------------  -------------       ------         ------             ------
Net asset value, end of period...................  $     17.51    $     16.87    $     13.44    $     13.26    $         13.30
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------
Market value, end of period......................  $     17.75    $     16.50    $    13.375    $    12.375    $         13.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MARKET VALUE RETURN(c).....................       +24.96%        +32.37%        +16.38%         -2.32%             -8.48%
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------
TOTAL NET ASSET VALUE RETURN(c)..................       +20.57%        +34.68%         +9.14%         +6.45%             -4.26%(b)
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in millions)......  $   129.552    $   124.806    $    99.425    $    98.136    $        98.388
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------
    Ratio of expenses to average weekly net
      assets (before expense reduction)..........         1.22%          1.20%          1.25%          1.35%              1.22%(d)
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------
    Ratio of expenses to average weekly net
      assets (net of expense reduction)..........         1.17%          1.16%          1.23%          1.31%              1.15%(d)
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------
    Ratio of net investment income to average
      weekly net assets (before expense
      reduction).................................         6.12%          7.16%          6.78%          6.14%              5.14%(d)
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------
    Ratio of net investment income to average
      weekly net assets (net of expense
      reduction).................................         6.17%          7.21%          6.79%          6.19%              5.21%(d)
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------
    Portfolio turnover rate......................           41%            31%            51%            65%                16%
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------
    Average commission rate(e)...................  $    0.0627    $    0.0678           N/A           N/A                N/A
                                                   -------------  -------------       ------         ------             ------
                                                   -------------  -------------       ------         ------             ------


------------

 (a) Commencement of operations.

 (b) Net of offering costs of $0.14 per share.
 (c) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends and distributions as reinvested.
 (d) Annualized.

 (e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sales on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost unless the Board of Directors determines that this does not represent fair value.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


     Dividends and Distributions to Shareholders: Dividends from investment company taxable income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.



     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1997, the Fund decreased undistributed net investment income by $414,246 and increased accumulated net realized gain on investments sold by $414,246. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities and payment of distributions subject to capital loss carryforward.


     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 1997, the Fund amortized $12,804 in organization costs.

     Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the 'Advisory Agreement'). Under terms of the Advisory Agreement, the Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the year ended December 31, 1997, the Fund incurred investment advisory fees of $920,745.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


     Administration Fees: Princeton Administrators, L.P. (the 'Administrator') serves as the administrator pursuant to an Administration Agreement, as amended, with the Fund. Under such Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value weekly, prepares such figures for publication on a weekly basis, maintains certain books and records that are not maintained by the Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and shareholder reports.


     Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.15% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the year ended December 31, 1997, the Fund incurred administrative fees of $207,772.


     Director's Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services. Fees and related expenses accrued for non-affiliated directors totaled $31,626 for the year ended December 31, 1997.


NOTE 3. PURCHASES AND SALES OF SECURITIES


     During the year ended December 31, 1997, purchases and sales of securities, excluding short-term investments, totaled $54,739,200 and $67,023,531, respectively.


     At December 31, 1997, the cost and unrealized appreciation in value of the investments owned by the Fund, as computed on a Federal income tax basis, are as follows:


Aggregated cost............................................................  $111,629,790
                                                                             ------------
Gross unrealized appreciation..............................................  $ 31,632,937
Gross unrealized depreciation..............................................      (380,340)
                                                                             ------------
Net unrealized appreciation................................................  $ 31,252,597
                                                                             ------------
                                                                             ------------


NOTE 4. COMMON STOCK

     There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 7,399,100 shares of common stock outstanding at December 31, 1997, Cohen & Steers Capital Management, Inc. owned 9,384 shares.

NOTE 5. SUBSEQUENT EVENTS

     On January 5, 1998, the Board of Directors of the Fund declared a dividend of $0.08 per share payable on January 31, 1998, to shareholders of record on January 15, 1998.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENT


     The Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $61,815 under this agreement.


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with State Street Bank & Trust Company for $15,000,000. At December 31, 1997, there were no loans outstanding. During the year ended December 31, 1997, the average daily balance of loans outstanding was $4,910,532 at a weighted average interest rate of 6.39%. The maximum amount of loans outstanding at any time during the year was $11,427,243 as of January 15, 1997, which was 8.27% of total assets. The loan is collateralized by the Fund's portfolio.


NOTE 8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)


                                                          NET REALIZED AND        NET INCREASE
                     TOTAL                NET                UNREALIZED           IN NET ASSETS
QUARTERLY          INVESTMENT          INVESTMENT           GAIN/(LOSS)             RESULTING           DIVIDENDS AND
PERIOD               INCOME              INCOME            ON INVESTMENTS        FROM OPERATIONS        DISTRIBUTIONS
--------------  ----------------   ------------------   --------------------   -------------------   -------------------
                            PER                  PER                   PER                    PER                   PER
FISCAL 1997      AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE     AMOUNT      SHARE
--------------  ---------  -----   ----------   -----   -----------   ------   -----------   -----   -----------   -----
March 31......  $2,311,924 $0.31   $1,846,121   $0.25   $   (29,534)  $(0.01)  $ 1,816,587   $0.24   $ 1,775,726   $0.24
June 30.......   2,397,020  0.33    2,041,791    0.28     5,972,663     0.81     8,014,454    1.09     1,775,712    0.24
September 30..   2,388,834  0.32    2,023,699    0.27    10,357,370     1.40    12,381,069    1.67     1,775,716    0.24
December 31...   2,554,452  0.35    2,197,699    0.30     1,349,433     0.18     3,547,132    0.48    15,686,049    2.12
                ----------  -----   ----------   -----   -----------   ------   -----------   -----   -----------   -----
                $9,652,230 $1.31   $8,109,310   $1.10   $17,649,932   $ 2.38   $25,759,242   $3.48   $21,013,203   $2.84
                ----------  -----   ----------   -----   -----------   ------   -----------   -----   -----------   -----
                ----------  -----   ----------   -----   -----------   ------   -----------   -----   -----------   -----


                            PER                  PER                   PER                    PER                   PER
FISCAL 1996      AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE     AMOUNT      SHARE
--------------  ---------  -----   ----------   -----   -----------   ------   -----------   -----   -----------   -----
March 31......  $2,007,254 $0.27   $1,732,336   $0.23   $   435,758   $ 0.06   $ 2,168,094   $0.29   $ 1,775,760   $0.24
June 30.......   2,211,739  0.30    1,924,390    0.26     3,372,876     0.46     5,297,266    0.72     1,775,741    0.24
September 30..   1,870,487  0.25    1,580,139    0.22     5,010,695     0.67     6,590,834    0.89     1,775,736    0.24
December 31...   2,637,159  0.36    2,282,516    0.31    16,515,038     2.23    18,797,554    2.54     2,145,684    0.29
                ----------  -----   ----------   -----   -----------   ------   -----------   -----   -----------   -----
                $8,726,639 $1.18   $7,519,381   $1.02   $25,334,367   $ 3.42   $32,853,748   $4.44   $ 7,472,921   $1.01
                ----------  -----   ----------   -----   -----------   ------   -----------   -----   -----------   -----
                ----------  -----   ----------   -----   -----------   ------   -----------   -----   -----------   -----

QUARTERLY           NET ASSETS AT
PERIOD              END OF PERIOD
--------------  ---------------------
                                PER
FISCAL 1997        AMOUNT      SHARE
--------------  ------------   ------
March 31......  $124,846,983   $16.87
June 30.......   131,085,725    17.72
September 30..   141,691,079    19.15
December 31...   129,552,161    17.51
                                PER

FISCAL 1996        AMOUNT      SHARE
--------------  ------------   ------
March 31......  $ 99,817,629   $13.49
June 30.......   103,339,154    13.97
September 30..   108,154,252    14.62
December 31...   124,806,122    16.87


     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Total Return Realty Fund, Inc.:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Total Return Realty Fund, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 27, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from September 27, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.



                                                COOPERS & LYBRAND L.L.P.


New York, New York
February 3, 1998

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

     The Fund has a Dividend Reinvestment Plan (the 'Plan'). Each shareholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by State Street Bank & Trust Company (the 'Plan Agent'), as agent for shareholders pursuant to the Plan. The Plan Agent will effect purchases of shares under the Plan in the open market. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account, or the Plan Agent will sell the participant's shares and send the participant the proceeds less a service fee and brokerage commissions.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     If shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact the nominee to see if it will participate in the Plan on their behalf. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they should request to reregister shares in their own name, which will enable participation in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Co., P.O. Box 8200, Boston, MA 02266-8200 (telephone 800-426-5523).

                             ADDITIONAL INFORMATION

     During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

Jeffrey H. Lynford
Director

Willard H. Smith Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and
Assistant Treasurer

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112


New York Stock Exchange Symbol: RFI


This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

--------------------------------------------------------------------------------
                                       19

[Graphic of an open door in a field with buildings visible through door.]


COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



COHEN & STEERS
TOTAL RETURN REALTY FUND


ANNUAL REPORT
DECEMBER 31, 1997





                              STATEMENT OF DIFFERENCES
                              ------------------------

                The division symbol shall be expressed as.......[div]